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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-27131, 333-52467, 333-76915, 333-83581,
333-30900), S-3 (No. 333-81133, 333-80375) and S-4 (No.333-53146) of CIENA
Corporation of our reports dated December 6, 2000 relating to the financial statements and financial statement schedule, which appear in CIENA's Annual Report on Form 10-K for the year ended October 31, 2000, as amended.


PricewaterhouseCoopers LLP
McLean, VA
January 17, 2001